UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 18, 2003


                       ELECTRO SCIENTIFIC INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

           OREGON                     0-12853             93-0370304
(State or other jurisdiction        (Commission         (IRS Employer
      of incorporation)             File Number)      Identification No.)


13900 NW Science Park Drive, Portland, Oregon                      97229
(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (503) 641-4141



                                    No Change
          (Former name or former address, if changed since last report)

Item 5.  Other Events

           On February 18, 2003, Electro Scientific Industries, Inc. (the "Company") announced that Richard Okumoto was appointed vice president of administration and chief financial officer of the Company. Mr. Okumoto will oversee finance and accounting as well as other administrative areas of the Company. The Company's press release announcing these events is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

           (c) Exhibits.

                     99.1      Press release dated February 18, 2003.

                                                              SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

           Date:  February 18, 2003.


                   Electro Scientific Industries, Inc.


                   By   /s/ John E. Isselmann, Jr.
                            ----------------------
                            John E. Isselmann, Jr.
                            General Counsel and Assistant Corporate Secretary

                                                            EXHIBIT INDEX


Exhibit              Description

99.1                 Press release dated February 18, 2003.

                                                                  EXHIBIT 99.1

ESI Names Richard Okumoto Vice President of Administration and Chief Financial Officer

    Business Editors

    PORTLAND, Ore.--(BUSINESS WIRE)--Feb. 18, 2003--Electro Scientific Industries, Inc. (Nasdaq:ESIO) announced today that Richard Okumoto has been named vice president of administration and chief financial officer.
    Okumoto will oversee finance and accounting as well as other administrative functions for the company.
    Okumoto has broad financial and operating experience in high technology and the semiconductor capital equipment industry. His latest position was executive vice president of The Garrett Group, a technology financial services firm in San Francisco, California with a range of semiconductor industry clients. From 1998 to 2001 he was president and CEO of TMT, Inc. of Sunnyvale, California, a rapidly-growing manufacturer of automatic test equipment for wireless and mixed signal devices. For five years before that he was executive vice president and chief financial officer of Credence Systems Corporation, a leading automatic test equipment company in Fremont, California. From 1990 to 1993, he was corporate controller of Novellus Systems Corporation in San Jose. He is a graduate of San Jose State University.
    "Rich brings a wide range of skills and experience to ESI and adds to the depth of our management team," said James T. Dooley, chief executive officer of ESI. "In today's difficult industry environment, he will play a critical role in guiding our investments for growth as well as controlling our costs, strengthening our internal processes and improving our shareholder returns."

    About ESI

    ESI, headquartered in Portland, Oregon, supplies high-value, high-technology manufacturing equipment to the global electronics market. Using its expertise in laser/material interaction, small parts handling, machine vision and real-time control systems, the company enables the production of leading-edge products for customers in the semiconductor, passive component and electronic interconnect markets. ESI's web site is http://www.esi.com.

    --30--MRO/se*

    CONTACT:  Electro Scientific
              Joe Reinhart, 503/671-5500
              or
              Fletcher Chamberlin, 503/671-5233